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                                   UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549



                                     FORM 8-K

                                  CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934




               Date of Report (Date of the earliest event reported)
                                   May 23, 2001



                      PLAY BY PLAY TOYS & NOVELTIES, INC.

            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             Texas                           0-26374                        74-2623760
(State or other jurisdiction of           (Commission           (I.R.S. Employer Identification No.)
  incorporation or organization)           File Number)


                                  4400 Tejasco
                           San Antonio, Texas 78218
             (Address of principal executive offices and zip code)


                                 (210) 829-4666
              (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS

         On May 23, 2001, Play By Play Toys & Novelties, Inc. (the "Company") received the resignation of Richard R. Neitz from his position as President and Chief Operating Officer and member of the Company's Board of Directors.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 25th day of May 2001.



                                  PLAY BY PLAY TOYS & NOVELTIES, INC.

                                  By:  /s/ Joe M. Guerra
                                       -----------------------------------------
                                           Joe M. Guerra
                                           CHIEF FINANCIAL OFFICER AND TREASURER



















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